Exhibit 10.13

WARRANT AGENCY AGREEMENT

THIS WARRANT AGENCY AGREEMENT (this “Agreement”) is entered into and made effective as of February [*], 2023, by and between TENON MEDICAL, INC., a Delaware corporation (the “Company”), and VSTOCK TRANSFER, LLC, a New York limited liability company (“Vstock” or the “Warrant Agent”).

RECITALS

WHEREAS, pursuant to the terms of that certain Underwriting Agreement dated as of [*], 2023, by and between the Company, the underwriters named in Schedule I thereto, and Maxim Group LLC, acting as the sole book-running manager and as representative of the underwriters, the Company engaged in a public offering (the “Offering”) and issued [*] units (the “Units”) and [*] prefunded units (the “Prefunded Units”), with each (i) unit consisting of (A) one (1) share of common stock, par value $0.001 per share (the “Common Stock”) and (B) one (1) nonprefunded warrant to purchase one (1) share of Common Stock (the “Nonprefunded Warrant”) and (ii) prefunded unit consisting of (A) one (1) prefunded warrant to purchase one (1) share of Common Stock (the “Prefunded Warrant” and, together with the Nonprefunded Warrant, the “Warrants” and, the shares of Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”);

WHEREAS, upon the terms and subject to the conditions hereinafter set forth and pursuant to an effective registration statement on Form S-1 (File No. 333-[*]) (the “Registration Statement”), of which was declared effective on [*], 2023, for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Units, Prefunded Units, Common Stock included in the Units, the Warrants included in the Units and Prefunded Units, and the Warrant Shares, and the terms and conditions of the Prefunded Warrant Certificate (as defined below) and Nonprefunded Warrant Certificate (as defined below), the Company wishes to issue Warrants in book entry form entitling the respective holders of the Warrants (the “Holders,” which term shall include a Holder’s transferees, successors, and assigns and “Holder” shall include, if the Warrants are held in “street name,” a Participant (as defined below) or a designee appointed by such Participant); and

WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act on behalf of the Company, in connection with the issuance, registration, transfer, exchange, exercise, and replacement of the Warrants and, pursuant to a Transfer Agency Agreement previously entered into between the Company and Warrant Agent, in the Warrant Agent’s capacity as the Company’s transfer agent, the delivery of the Warrant Shares.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

1.             Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Affiliate” has the meaning ascribed to it in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

“Agreement” has the meaning ascribed to it in the Preamble.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which The Nasdaq Stock Market LLC is authorized or required by law or other governmental action to close.

“Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.

“Common Stock” has the meaning ascribed to it in the Recitals.

“Company” has the meaning ascribed to it in the Preamble.

“Co-Warrant Agents” has the meaning ascribed to it in Section 2.

“Depository” has the meaning ascribed to it in Section 3(a).

“Exercise Notice” has the meaning ascribed to it in Section 4.

“Exercise Price” has the meaning ascribed to it in Section 7(a).

“Global Nonprefunded Warrant” has the meaning ascribed to it in Section 3(a).

“Global Prefunded Warrant” has the meaning ascribed to it in Section 3(a).

“Global Warrants” has the meaning ascribed to it in Section 3(a).

“Holders” has the meaning ascribed to it in the Recitals.

“Nonprefunded Warrant Certificate” means a certificate in substantially the form attached hereto as Exhibit 1-A as it relates to the Nonprefunded Warrants, representing such number of Warrant Shares (as defined below) as is indicated therein.

“Nonprefunded Warrants” has the meaning ascribed to it in the Recitals.

“Offering” has the meaning ascribed to it in the Recitals.

“Participant” has the meaning ascribed to it in Section 3(b).

“Person” means an individual, corporation, association, partnership, limited liability company, joint venture, trust, unincorporated organization, government, or political subdivision thereof or governmental agency or other entity.

“Prefunded Units” has the meaning ascribed to it in the Recitals.

“Prefunded Warrant Certificate” means a certificate in substantially the form attached hereto as Exhibit 1-B as it relates to the Prefunded Warrants, representing such number of Warrant Shares (as defined below) as is indicated therein.

“Prefunded Warrants” has the meaning ascribed to it in the Recitals.

“Registration Statement” has the meaning ascribed to it in the Recitals.

“Securities Act” has the meaning ascribed to it in the Recitals.

“Standard Settlement Period” has the meaning ascribed to it in Section 3(b).

“Units” has the meaning ascribed to it in the Recitals.

“Vstock” has the meaning ascribed to it in the Preamble.

“Warrant Agent” has the meaning ascribed to it in the Preamble.

“Warrant Certificate Delivery Date” has the meaning ascribed to it in Section 3(d).

“Warrant Certificate Request Notice” has the meaning ascribed to it in Section 3(b).

“Warrant Certificate Request Notice Date” has the meaning ascribed to it in Section 3(b).

“Warrant Certificates” mean the Nonprefunded Warrant Certificate and Prefunded Warrant Certificate; provided that any reference to the delivery of a Warrant Certificate in this Agreement shall include delivery of notice from the Depository or a Participant (each as defined below) of the transfer or exercise of the Warrant in the form of a Global Warrant (as defined below).

“Warrant Exchange” has the meaning ascribed to it in Section 3(b).

“Warrant Shares” has the meaning ascribed to it in the Recitals.

“Warrants” has the meaning ascribed to it in the Recitals.

All other capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant Certificate.

2.            Appointment of Successor Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the express terms or conditions hereof (and no implied terms and conditions), and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint such co-warrant agents (“Co-Warrant Agents”) as it may, in its sole discretion, deem necessary or desirable upon ten (10) calendar days’ prior written notice to the Warrant Agent. The Warrant Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Warrant Agent. In the event the Company appoints one or more Co-Warrant Agents, the respective duties of the Warrant Agent and any Co-Warrant Agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement.

3.             Global Warrants.

(a)          The Warrants shall be issuable in book entry form. All of the Nonprefunded Warrants shall initially be represented by one or more global nonprefunded warrants (each, a “Global Nonprefunded Warrant” and, together with the Global Prefunded Warrant, the “Global Warrants”), substantially in the form attached hereto as Exhibit 2-A, deposited with the Warrant Agent and registered in the name of Cede & Co., a nominee of the Depository, or as otherwise directed by the Depository. All of the Prefunded Warrants shall initially be represented by one or more prefunded warrants (each, a “Global Prefunded Warrant”), substantially in the form attached hereto as Exhibit 2-B, deposited with the Warrant Agent and registered in the name of Cede & Co., a nominee of The Depository Trust Company (the “Depository”), or as otherwise directed by the Depository. The terms of the Global Prefunded Warrant and Global Nonprefunded Warrant are incorporated herein by reference.

(b)          Ownership of beneficial interests in the Warrants, shall be shown on, and the transfer of such ownership shall be effected through, records maintained by (i) the Depository or its nominee for each Global Warrant or (ii) institutions that have accounts with the Depository (such institution, with respect to a Warrant in its account, a “Participant”). For purposes of Regulation SHO, a holder whose interest in a Global Warrant is a beneficial interest in certificate(s) representing such Warrant held in book-entry form through the Depository shall be deemed to have exercised its interest in such Warrant upon instructing its broker that is a Participant to exercise its interest in such Warrant, provided that in each such case payment of the applicable aggregate Exercise Price (other than in the case of a cashless exercise) is delivered by such Participant within the earlier of (i) two (2) trading days and (ii) the number of trading days comprising the Standard Settlement Period, in each case following such instruction. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of trading days, on the Company’s primary trading market with respect to the Common Stock as in effect on the date of delivery of the Exercise Notice.

(c)          If the Depository subsequently ceases to make its book-entry settlement system available for the Warrants, the Company may instruct the Warrant Agent regarding other arrangements for book-entry settlement. In the event that the Warrants are not eligible for, or it is no longer necessary to have the Warrants available in, book-entry form, the Warrant Agent shall provide written instructions to the Depository to deliver to the Warrant Agent for cancellation each Global Warrant, and the Company shall instruct the Warrant Agent in writing to deliver to each Holder a Warrant Certificate.

(d)          A Holder has the right to elect at any time or from time to time a Warrant Exchange (as defined below) pursuant to a Warrant Certificate Request Notice (as defined below). Upon written notice by a Holder to the Warrant Agent for the exchange of some or all of such Holder’s Global Warrants for a Warrant Certificate, evidencing the same number of Warrants, which request shall be in the form attached hereto as Annex A (a “Warrant Certificate Request Notice” and the date of delivery of such Warrant Certificate Request Notice by the Holder, the “Warrant Certificate Request Notice Date” and the deemed surrender upon delivery by the Holder of a number of Global Warrants for the same number of Warrants evidenced by a Warrant Certificate, a “Warrant Exchange”), the Warrant Agent shall promptly effect the Warrant Exchange and shall promptly issue and deliver, at the expense of the Company, to the Holder a Warrant Certificate, for such number of Warrants in the name set forth in the Warrant Certificate Request Notice. Such Warrant Certificate shall be dated the original issue date of the Warrants, shall be executed by manual signature by an authorized signatory of the Company, and shall be in the form attached hereto as Exhibit 1-A or Exhibit 1-B, as the case may be, and shall be reasonably acceptable in all respects to such Holder. In connection with a Warrant Exchange, the Company agrees to deliver, or to direct the Warrant Agent to deliver, the Warrant Certificate, to the Holder within three (3) Business Days of the Warrant Certificate Request Notice pursuant to the delivery instructions in the Warrant Certificate Request Notice (“Warrant Certificate Delivery Date”). Notwithstanding anything herein to the contrary, the Company shall act as warrant agent with respect to any physical Warrant Certificate issued pursuant to this Section. If the Company fails for any reason to deliver to the Holder the Warrant Certificate subject to the Warrant Certificate Request Notice by the Warrant Certificate Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares evidenced by such Warrant Certificate (based on the VWAP (as defined in the Warrants) of the Common Stock on the Warrant Certificate Request Notice Date), $10 per Business Day for each Business Day after such Warrant Certificate Delivery Date until such Warrant Certificate is delivered or, prior to delivery of such Warrant Certificate, the Holder rescinds such Warrant Exchange. In no event shall the Warrant Agent be liable for the Company’s failure to deliver the Warrant Certificate by the Warrant Certificate Delivery Date. The Company covenants and agrees that, upon the date of delivery of the Warrant Certificate Request Notice, the Holder shall be deemed to be the holder of the Warrant Certificate, as applicable, and, notwithstanding anything to the contrary set forth herein, the Warrant Certificate shall be deemed for all purposes to contain all of the terms and conditions of the Warrants, evidenced by such Warrant Certificate, and the terms of this Agreement, other than Sections 3(c) and 9 herein, shall not apply to the Warrants evidenced by the Warrant Certificate. Notwithstanding anything to the contrary contained in this Agreement, in the event of inconsistency between any provision in this Agreement and any provision in a Warrant Certificate, as it may from time to time be amended, the terms of such Warrant Certificate shall control.

4.             Form of Warrant Certificates. The Warrant Certificate, together with the form of election to purchase Common Stock (“Exercise Notice”) and the form of assignment to be printed on the reverse thereof, shall be in the form of Exhibit 1-A or Exhibit 1-B, as the case may be, hereto.

5.             Countersignature and Registration.

(a)          The Warrant Certificates shall be executed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, or Vice President, either manually or by .pdf via email signature. The Warrant Certificates shall be countersigned by the Warrant Agent either manually or by .pdf via email signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the Person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b)          The Warrant Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective Holders of the Warrant Certificates, the number of warrants evidenced on the face of each such Warrant Certificate and the date of each such Warrant Certificate. The Warrant Agent will create a special account for the issuance of Warrant Certificates. The Company will keep or cause to be kept at one of its offices designated for such purpose, books for the registration and transfer of any Warrant Certificates issued hereunder and the Warrant Agent shall not have any obligation to keep books and records with respect to any Warrants. Such Company books shall show the names and addresses of the respective Holders of the Warrant Certificates, the number of warrants evidenced on the face of each such Warrant Certificates and the date of each such Warrant Certificates.

6.           Transfer, Split Up, Combination, and Exchange of Warrant Certificates; Mutilated, Destroyed, Lost, or Stolen Warrant Certificates.

(a)          With respect to the Global Warrant, subject to the provisions of the Warrant Certificate, and the last sentence of this first paragraph of Section 6 and subject to applicable law, rules or regulations, or any “stop transfer” instructions the Company may give to the Warrant Agent, at any time after the closing date of the Offering, and at or prior to the Close of Business on the Termination Date (as such term is defined in the Warrant Certificate), any Warrant Certificate or Warrant Certificates or Global Warrant or Global Warrants may be transferred, split up, combined, or exchanged for another Warrant Certificate or Warrant Certificates or Global Warrant or Global Warrants, entitling the Holder to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates or Global Warrant or Global Warrants surrendered then entitled such Holder to purchase. Any Holder desiring to transfer, split up, combine, or exchange any Warrant Certificate or Global Warrant shall make such request in writing delivered to the Warrant Agent and shall surrender the Warrant Certificate or Warrant Certificates, together with the required form of assignment and certificate duly executed and properly completed and such other documentation as the Warrant Agent may reasonably request, to be transferred, split up, combined, or exchanged at the office of the Warrant Agent designated for such purpose, provided that no such surrender is applicable to the Holder of a Global Warrant. Any requested transfer of Warrants, whether in book-entry form or certificate form, shall be accompanied by evidence of authority of the party making such request that may be reasonably required by the Warrant Agent. Thereupon the Warrant Agent shall, subject to the last sentence of this first paragraph of Section 6, countersign and deliver to the Person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require payment from the Holder of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination, or exchange of Warrant Certificates. The Warrant Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

(b)          Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of a Warrant Certificate, which evidence shall include an affidavit of loss, or in the case of mutilated certificates, the certificate or portion thereof remaining, and, in case of loss, theft or destruction, of indemnity or security reasonably acceptable to the Company and the Warrant Agent, and satisfaction of any other reasonable requirements established by Section 8-405 of the Uniform Commercial Code as in effect in the State of Delaware, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor to the Warrant Agent for delivery to the Holder in lieu of the Warrant Certificate so lost, stolen, destroyed, or mutilated.

(c)          The Company shall provide to the Warrant Agent an opinion of counsel on or prior to the issuance of Warrants to set up a reserve of Warrant Shares for the outstanding Warrants. The opinion shall state that all Warrants or Warrant Shares, as applicable, are, (i) registered under the Securities Act and (ii) upon issuance will be validly issued, fully paid, and non-assessable.

7.            Exercise of Warrants; Exercise Price; Termination Date.

Each Prefunded Warrant shall entitle the Holder, subject to the provisions of the applicable Warrant Certificate and of this Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $0.001 per share with respect to the Prefunded Warrants, subject to the subsequent adjustments provided in the Prefunded Warrant. Each Nonprefunded Warrant shall entitle the Holder, subject to the provisions of the applicable Warrant Certificate and of this Warrant Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $[*] with respect to the Nonprefunded Warrants, subject to the subsequent adjustments provided in the Nonprefunded Warrant. The term “Exercise Price” as used in this Warrant Agreement refers to the price per share at which shares of Common Stock may be purchased at the time a Warrant is exercised. The Warrants shall be exercisable commencing on the Initial Exercise Date subject to this Section. The Warrants shall cease to be exercisable, and the right to exercise such Warrants shall terminate and become void on the Termination Date (as such term is defined in the Warrant Certificate). Subject to the foregoing and to Section 7(b) below, the Holder of a Warrant may exercise the Warrant in whole or in part pursuant to Section 2 of the Warrant Certificate. Payment of the Exercise Price (unless exercised via a cashless exercise), which may be made, at the option of the Holder, by wire transfer or by certified or official bank check in United States dollars, to the Warrant Agent at the office of the Warrant Agent designated for such purposes. In the case of the Holder of a Global Warrant, the Holder shall deliver the applicable duly executed Exercise Notice and the payment of the applicable Exercise Price as described herein. Notwithstanding any other provision in this Agreement, a holder whose interest in a Global Warrant is a beneficial interest in a Global Warrant held in book-entry form through the Depository (or another established clearing corporation performing similar functions) shall effect exercises by delivering to the Depository (or such other clearing corporation, as applicable) the appropriate instruction form for exercise, complying with the procedures to effect exercise that is required by the Depository (or such other clearing corporation, as applicable). No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice be required.

(a)          Upon receipt of an Exercise Notice for a cashless exercise, the Warrant Agent shall deliver a copy of the Exercise Notice to the Company and request from the Company, and the Company shall promptly calculate and transmit to the Warrant Agent in writing, the number of Warrant Shares issuable in connection with such cashless exercise. The Warrant Agent shall have no obligation under this Agreement to calculate, the number of Warrant Shares issuable in connection with a cashless exercise, nor shall the Warrant Agent have any duty or obligation to investigate or confirm whether the Company’s determination of the number of Warrant Shares issuable upon such exercise, pursuant to this Section 7, is accurate or correct.

Upon the Warrant Agent’s receipt of a Warrant Certificate, at or prior to the Close of Business on the Termination Date set forth in such Warrant Certificate, with the executed Exercise Notice and payment of the applicable Exercise Price for the shares to be purchased (other than in the case of a cashless exercise) and an amount equal to any applicable tax, or governmental charge referred to in Section 6 by wire transfer, or by certified check or bank draft payable to the order of the Company (or, in the case of the Holder of a Global Warrant, the delivery of the executed Exercise Notice and the payment of the Exercise Price (other than in the case of a cashless exercise) and any other applicable amounts as set forth herein), the Warrant Agent shall cause the Warrant Shares underlying such Warrant Certificate, or Global Warrant, to be delivered to or upon the order of the Holder of such Warrant Certificate, or Global Warrant, registered in such name or names as may be designated by such Holder, no later than the Warrant Share Delivery Date (as such term is defined in the Warrant Certificate). If the Company is then a participant in the Deposit or Withdrawal at Custodian system (“DWAC”) of the Depository and either (i) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (ii) the Warrant is being exercised via cashless exercise, then the certificates for Warrant Shares shall be transmitted by the Warrant Agent to the Holder by crediting the account of the Holder’s broker with the Depository through its DWAC system. For the avoidance of doubt, if the Company becomes obligated to pay any amounts to any Holders pursuant to Sections 2(d)(i) or 2(d)(iv) of the Warrant Certificate, such obligation shall be solely that of the Company and not that of the Warrant Agent. Notwithstanding anything else to the contrary in this Agreement, except in the case of a cashless exercise, if any Holder fails to duly deliver payment to the Warrant Agent of an amount equal to the applicable aggregate Exercise Price of the Warrant Shares to be purchased upon exercise of such Holder’s Warrant as set forth in Section 7(a) hereof by the Warrant Share Delivery Date, the Warrant Agent will not be obligated to deliver such Warrant Shares (via DWAC or otherwise) until following receipt of such payment, and the applicable Warrant Share Delivery Date shall be deemed extended by one (1) day for each day (or part thereof) until such payment is delivered to the Warrant Agent.

(b)          The Warrant Agent shall deposit all funds received by it in payment of the applicable Exercise Price for all Warrants in the account of the Company maintained with the Warrant Agent for such purpose (or to such other account as directed by the Company in writing) and shall advise the Company via email at the end of each day on which exercise notices are received, or funds for the exercise of any Warrant are received, of the amount so deposited to its account.

(c)          In case the Holder of any Warrant Certificate shall exercise fewer than all Warrants evidenced thereby, upon the request of the Holder, a new Warrant Certificate evidencing the number of Warrants equivalent to the number of Warrants remaining unexercised may be issued by the Warrant Agent to the Holder of such Warrant Certificate or to his duly authorized assigns in accordance with the Warrant Certificates, subject to the provisions of Section 6 hereof.

8.          Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, transfer, split up, combination, or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation or in canceled form, or, if surrendered to the Warrant Agent, shall be canceled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Warrant Agent shall deliver all canceled Warrant Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Warrant Certificates, and in such case shall deliver a certificate of destruction thereof to the Company, subject to any applicable law, rule or regulation requiring the Warrant Agent to retain such canceled certificates.

9.          Certain Representations; Reservation and Availability of Shares of Common Stock or Cash.

(a)          This Agreement has been duly authorized, executed, and delivered by the Company and, assuming due authorization, execution, and delivery hereof by the Warrant Agent, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and the Warrants have been duly authorized, executed, and issued by the Company and, assuming due execution thereof by the Warrant Agent pursuant hereto and payment therefor by the Holders, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits hereof; in each case except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)          As of the date hereof, the authorized capital stock of the Company consists of (i) [*] shares of Common Stock, of which [*] shares of Common Stock are issued and outstanding, and [*] shares of Common Stock are reserved for issuance upon exercise of the Warrants, (ii) [*] shares of preferred stock, [*] of which are issued and outstanding and [*] shares of Common Stock are reserved for issuance upon conversion of the Preferred Stock; and (iii) [*] shares of Common Stock are authorized for issuance to employees, consultants, and directors pursuant to the Tenon Medical, Inc. 2022 Equity Incentive Plan, under which options to purchase [*] shares are issued and outstanding. There are no other outstanding obligations, warrants, options, or other rights to subscribe for or purchase from the Company any class of capital stock of the Company.

(c)          The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, free from preemptive rights, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

(d)          The Warrant Agent will create a special account for the issuance of Common Stock upon the exercise of Warrants.

(e)          The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Warrant Certificates or certificates evidencing Common Stock upon exercise of the Warrants. The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any transfer involved in the transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock in a name other than that of the Holder of the Warrant Certificate evidencing Warrants surrendered for exercise or to issue or deliver any certificate for shares of Common Stock upon the exercise of any Warrants until any such tax or governmental charge shall have been paid (any such tax or governmental charge being payable by the Holder of such Warrant Certificate at the time of surrender) or until it has been established to the Company’s and the Warrant Agent’s reasonable satisfaction that no such tax or governmental charge is due.

10.           Common Stock Record Date. Each Person in whose name any certificate for shares of Common Stock is issued (or to whose broker’s account is credited shares of Common Stock through the DWAC system) upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record for the Common Stock represented thereby on, and such certificate shall be dated, the date on which submission of the Exercise Notice was made, provided that the Warrant Certificate evidencing such Warrant was duly surrendered (but only if required herein) and payment of the Exercise Price (and any applicable transfer taxes) was received on or prior to the Warrant Share Delivery Date; provided, however, that, if the date of submission of the Exercise Notice is a date upon which the Common Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding day on which the Common Stock transfer books of the Company are open.

11.           Adjustment of Exercise Price, Number of Shares of Common Stock or Number of the Company Warrants. The Exercise Price, the number of shares covered by each Warrant, and the number of Warrants outstanding are subject to adjustment from time to time as provided in Section 3 of the applicable Warrant Certificate. In the event that at any time, as a result of an adjustment made pursuant to Section 3 of the applicable Warrant Certificate, the Holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 3 of the applicable Warrant Certificate, and the provisions of Sections 7, 9 and 13 of this Agreement with respect to the shares of Common Stock shall apply on like terms to any such other shares. All Warrants originally issued by the Company subsequent to any adjustment made to the applicable Exercise Price pursuant to the applicable Warrant Certificate shall evidence the right to purchase, at the adjusted Exercise Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Warrants, all subject to further adjustment as provided herein.

12.          Certification of Adjusted Exercise Price or Number of Shares of Common Stock. Whenever the Exercise Price or the number of shares of Common Stock issuable upon the exercise of each Warrant Certificate is adjusted as provided in Section 11 or 13, the Company shall (a) promptly prepare a certificate setting forth the Exercise Price of each Warrant Certificate, as so adjusted, and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Warrant Agent and with each transfer agent for the Common Stock a copy of such certificate, and (c) instruct the Warrant Agent, at the Company’s expense, to send a brief summary thereof to each Holder of a Warrant Certificate. The Warrant Agent shall be fully protected in relying on such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

13.           Fractional Shares of Common Stock.

(a)          The Company shall not issue fractions of Warrants or distribute Warrant Certificates which evidence fractional Warrants. Whenever any fractional Warrant would otherwise be required to be issued or distributed, the actual issuance or distribution shall reflect a rounding of such fraction to the nearest whole Warrant (rounded up).

(b)          The Company shall not issue fractions of shares of Common Stock upon exercise of Warrants or distribute stock certificates which evidence fractional shares of Common Stock. Whenever any fraction of a share of Common Stock would otherwise be required to be issued or distributed, the actual issuance or distribution in respect thereof shall be made in accordance with Section 2(d)(v) of the applicable Warrant Certificate.

14.          Concerning the Warrant Agent.

(a)          The Company agrees to pay to the Warrant Agent, pursuant to the fee schedule mutually agreed upon by the parties hereto and provided separately on the date hereof, for all services rendered by it hereunder and, from time to time, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

(b)          The Company covenants and agrees to indemnify and to hold the Warrant Agent harmless against any costs, expenses (including reasonable fees and expenses of its legal counsel), losses or damages, which may be paid, incurred or suffered by or to which it may become subject, arising from or out of, directly or indirectly, any claims or liability resulting from its actions or omissions as Warrant Agent pursuant hereto; provided, that such covenant and agreement does not extend to, and the Warrant Agent shall not be indemnified with respect to, such costs, expenses, losses and damages incurred or suffered by the Warrant Agent as a result of, or arising out of, its gross negligence, bad faith, or willful misconduct (each as determined by a final non-appealable court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, any liability of the Warrant Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Warrant Agent during the twelve (12) months immediately preceding the event for which recovery from the Warrant Agent is being sought. The costs and expenses incurred by the Warrant Agent in enforcing this right of indemnification shall be paid by the Company.

(c)              Upon the assertion of a claim for which the Company may be required to indemnify the Warrant Agent, the Warrant Agent shall promptly notify the Company of such assertion, and shall keep the other party reasonably advised with respect to material developments concerning such claim. However, failure to give such notice shall not affect the Warrant Agent’s right to and the Company’s obligations for indemnification hereunder.

(d)              Neither party to this Agreement shall be liable to the other party for any consequential, indirect, punitive, special or incidental damages under any provisions of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages.

(e)              Notwithstanding anything contained herein to the contrary, the rights and obligations of the parties set forth in this Section 14 shall survive termination of this Agreement, the expiration of the Warrants and/or the resignation, removal or replacement of the Warrant Agent.

15.          Purchase or Consolidation or Change of Name of Warrant Agent.

(a)          Any Person into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be party, or any Person succeeding to the stock transfer or other shareholder services business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 17. In case at the time such successor Warrant Agent shall succeed to the agency created by this Agreement any of the Warrant Certificates shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases, such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

(b)          In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases, such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

16.           Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following express terms and conditions (and no implied terms and conditions), by all of which the Company, by its acceptance hereof, shall be bound and shall not assume any obligations or relationship of agency or trust with any of the Holders of the Warrants or any other Person:

(a)          The Warrant Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion and advice of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in accordance with such opinion or advice.

(b)          Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, Chief Financial Officer, or Vice President of the Company; and such certificate shall be full authorization and protection to the Warrant Agent, and the Warrant Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Warrant Agent shall have no duty to act without such a certificate as set forth in this Section 16(b).

(c)          Subject to the limitation set forth in Section 14, the Warrant Agent shall be liable hereunder only for its own gross negligence, bad faith, or willful misconduct (each as determined in a final, non-appealable judgment of a court of competent jurisdiction).

(d)          The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (including in the case of any notation in book-entry form to reflect ownership), except its countersignature thereof, by the Company or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)          The Warrant Agent shall not have any liability or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the applicable Exercise Price or the making of any change in the number of shares of Common Stock required under the provisions of Section 11 or 13 or responsible for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any adjustment of the Exercise Price); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued, fully paid, and nonassessable.

(f)          Each party hereto agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the other party hereto for the carrying out or performing by any party of the provisions of this Agreement.

(g)          The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, Chief Financial Officer, or Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable and shall be indemnified and held harmless for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer, provided that the Warrant Agent carries out such instructions without gross negligence, bad faith, or willful misconduct.

(h)          The Warrant Agent and any shareholder, director, officer, or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person. In the event that the Warrant Agent seeks to exercise a Warrant, and provides the Company with (i) an opinion of counsel to the effect that a public sale or transfer of the Common Stock issuable upon exercise of the Warrant may be made without registration under the Securities Act and such sale or transfer is effected or (ii) the Purchaser provides reasonable assurances that the securities can be sold pursuant to an effective registration statement under Rule 144, Section 4(a)(1), or other applicable exemption under the Securities Act, the Company shall permit the transfer, and, in the case of the Common Stock issuable upon exercise of the Warrant, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 16(h) may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

(i)          The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence and bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(j)          The Warrant Agent shall not be obligated to expend or risk its own funds or to take any action that it believes would expose or subject it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity satisfactory to it.

(k)          The Warrant Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(l)          The Warrant Agent may rely on and be fully authorized and protected in acting or failing to act upon (i) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (ii) any law, act, regulation, or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended, or repealed.

(m)          In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request, or other communication, paper, or document received by the Warrant Agent hereunder, the Warrant Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Warrant or any other Person for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Warrant Agent.

(n)          This Section 16 shall survive the expiration of the Warrants, the termination of this Agreement and the resignation, replacement, or removal of the Warrant Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

17.           Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing sent to the Company and, in the event that the Warrant Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock. In the event the transfer agency relationship in effect between the Company and the Warrant Agent terminates, the Warrant Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice thereunder. The Company may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days’ notice in writing, sent to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock, and to the Holders of the Warrant Certificates. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Holder of a Warrant Certificate (who shall, with such notice, submit this Warrant Certificate for inspection by the Company), then the Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent, provided that, for purposes of this Agreement, the Company shall be deemed to be the Warrant Agent until a new warrant agent is appointed. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a Person, other than a natural person, organized and doing business under the laws of the United States or of a state thereof, in good standing, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose but such predecessor Warrant Agent shall not be required to make any additional expenditure (without prompt reimbursement by the Company) or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock and mail a notice thereof in writing to the Holders of the Warrant Certificates. However, failure to give any notice provided for in this Section 17, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

18.           Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the applicable Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

19.          Notices. Notices or demands authorized by this Agreement to be given or made (i) by the Warrant Agent or by the Holder of any Warrant Certificate to or on the Company, (ii) by the Company or by the Holder of any Warrant Certificate to or on the Warrant Agent, or (iii) by the Company or the Warrant Agent to the Holder of any Warrant Certificate, shall be deemed given when in writing (A) on the date delivered, if delivered personally, (B) on the first (1st) Business Day following the deposit thereof with Federal Express or another recognized overnight courier, if sent by Federal Express or another recognized overnight courier, (C) on the fourth (4th) Business Day following the mailing thereof with postage prepaid, if mailed by registered or certified mail (return receipt requested), and (D) the time of transmission, if such notice or communication is delivered via e-mail attachment at or prior to 5:30 p.m. (New York City time) on a Business Day and (E) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail attachment on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)  If to the Company, to:

Tenon Medical, Inc.

104 COOPER CT.,

LOS GATOS, CA, 95032

E-mail: [________]

Attn: [________]

With a copy (which shall not constitute notice) to:

Carmel, Milazzo & Feil LLP

__________________

__________________

E-mail: [________]

Attn: [________]

(b)  If to the Warrant Agent, to:

Vstock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

Email: [*]

Attn: [*]

For any notice delivered by email to be deemed given or made, such notice must be followed by notice sent by overnight courier service to be delivered on the next Business Day following such email, unless the recipient of such email has acknowledged via return email receipt of such email.

(c)          If to the Holder of any Warrant Certificate, to the address of such Holder as shown on the registry books of the Company. Any notice required to be delivered by the Company to the Holder of any Warrant may be given by the Warrant Agent on behalf of the Company. Notwithstanding any other provision of this Agreement, where this Agreement provides for notice of any event to a Holder of any Warrant, such notice shall be sufficiently given if given to the Depository (or its designee) pursuant to the procedures of the Depository or its designee. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

20.          Supplements and Amendments.

(a)          The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Global Warrants in order to (i) add to the covenants and agreements of the Company for the benefit of the Holders of the Global Warrants, (ii) to surrender any rights or power reserved to or conferred upon the Company in this Agreement, (iii) to cure any ambiguity, (iv) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or (v) to make any other provisions with regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable, provided that such addition, correction, or surrender shall not adversely affect the interests of the Holders of the Global Warrants or Warrant Certificates in any material respect.

(b)          In addition to the foregoing, with the consent of Holders of Warrants entitled, upon exercise thereof, to receive not less than a majority of the shares of Common Stock issuable thereunder, the Company and the Warrant Agent may modify this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Holders of the Global Warrants; provided, however, that (i) if any amendment, modification, or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall also be required and (ii) no modification of the terms (including but not limited to the adjustments described in Section 11) upon which the Warrants are exercisable or reducing the percentage required for consent to modification of this Agreement may be made without the consent of the Holder of each outstanding Warrant Certificate affected thereby; provided further, however, that no amendment hereunder shall affect any terms of any Warrant Certificate issued in a Warrant Exchange. As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized officer of the Company that states that the proposed amendment complies with the terms of this Section 20. No supplement or amendment to this Agreement shall be effective unless duly executed by the Warrant Agent.

21.          Successors. All covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

22.          Benefits of this Agreement. Nothing in this Agreement shall be construed to give any Person other than the Company, the Holders of Warrant Certificates and the Warrant Agent any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, and the Holders of the Warrant Certificates. Notwithstanding anything to the contrary contained herein, to the extent any provision of a Warrant Certificate conflicts with any provision of this Agreement, the provisions of the Warrant Certificates shall govern and be controlling.

23.          Governing Law; Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of law principles thereof. The Company hereby agrees that any action, proceeding, or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum.

24.          Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

25.          Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

26.          Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement; provided, however, that if such prohibited and invalid provision shall adversely affect the rights, immunities, liabilities, duties, or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.

27.          Conflicts. To the extent any provision of this Agreement conflicts with the express provisions of the Warrant Certificate, the provisions of the Warrant Certificate shall govern and be controlling.

28.         Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

29.          Entire Agreement. The parties hereto acknowledge that there are no agreements or understandings, written or oral, between them with respect to matters contemplated hereunder other than as set forth herein and the Warrant Certificates, that this Agreement and the Warrant Certificates contain the entire agreement between them with respect to the subject matter hereof and thereof.

30.         Fees; Expenses. As consideration for the services provided by VStock (the “Services”), the Company shall pay to VStock the fees set forth on Schedule 1 hereto (the “Fees”). If the Company requests that VStock provide additional services not contemplated hereby, the Company shall pay to VStock fees for such services at VStock’s reasonable and customary rates, such fees to be governed by the terms of a separate agreement to be mutually agreed to and entered into by the Parties at such time (the “Additional Service Fee”; together with the Fees, the “Service Fees”).

(a)          The Company shall reimburse VStock for all reasonable and documented expenses incurred by VStock (including, without limitation, reasonable and documented fees and disbursements of counsel) in connection with the Services (the “Expenses”); provided, however, that VStock reserves the right to request advance payment for any out-of-pocket expenses. The Company agrees to pay all Service Fees and Expenses within thirty (30) days following receipt of an invoice from VStock.

(b)          The Company agrees and acknowledges that VStock may adjust the Service Fees annually, on or about each anniversary date of this Agreement, by the annual percentage of change in the latest Consumer Price Index of All Urban Consumers United States City Average, as published by the U.S. Department of Labor, Bureau of Labor Statistics.

(c)          Upon termination of this Agreement for any reason, Vstock shall assist the Company with the transfer of records of the Company held by Vstock. Vstock shall be entitled to reasonable additional compensation and reimbursement of any expenses for the preparation and delivery of such records to the successor agent or to the Company, and for maintaining records and/or Warrant Certificates that are received after the termination of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY

TENON MEDICAL, INC.,
a Delaware corporation

By:
Name:
Title:

WARRANT AGENT

VSTOCK TRANSFER, LLC,
a New York limited liability company

By:
Name:
Title:

ANNEX A

FORM OF WARRANT CERTIFICATE REQUEST NOTICE

To: Vstock Transfer, LLC, as Warrant Agent for Tenon Medical, Inc. (the “Company”)

The undersigned Holder of _______ _______ Common Stock Purchase Warrants (“Warrants”) in the form of _______ _______ Global Warrants issued by the Company hereby elects to receive a Warrant Certificate evidencing the Warrants held by the Holder as specified below:

1.          Name of Holder of _______ ______ Warrants in form of Global Warrants: __________

2.          Name of Holder in Warrant Certificate (if different from name of Holder of Warrants in form of Global Warrants): ________________________________

3.          Number of Warrants in name of Holder in form of Global Warrants: ________________

4.          Number of Warrants for which Warrant Certificate shall be issued: __________________

5.          Number of Warrants in name of Holder in form of Global Warrants after issuance of Warrant Certificate, if any: ___________

_______ _______ Warrant Certificate shall be delivered to the following address:

______________________________

______________________________

______________________________

The undersigned hereby acknowledges and agrees that, in connection with this Warrant Exchange and the issuance of the Warrant Certificate, the Holder is deemed to have surrendered the number of Warrants in form of Global Warrants in the name of the Holder equal to the number of Warrants evidenced by the Warrant Certificate.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ____________________________________________________

Signature of Authorized Signatory of Investing Entity: ______________________________

Name of Authorized Signatory: ________________________________________________

Title of Authorized Signatory: _________________________________________________

Date: _______________________________________________________________

EXHIBIT 1-A

FORM OF NONPREFUNDED WARRANT CERTIFICATE

(See attached.)

EXHIBIT 1-B

FORM OF PREFUNDED WARRANT CERTIFICATE

(See attached.)

EXHIBIT 2-A

FORM OF GLOBAL NONPREFUNDED WARRANT

GLOBAL NONPREFUNDED WARRANT

UNLESS THIS GLOBAL NONPREFUNDED WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGENT AGREEMENT.

ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS GLOBAL NONPREFUNDED WARRANT CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT AGENCY AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF [*], 2023, BY AND BETWEEN TENON MEDICAL, INC. AND VSTOCK TRANSFER, LLC, SOLELY IN ITS CAPACITY AS WARRANT AGENT. BY ACCEPTING DELIVERY OF THE SECURITIES REPRESENTED BY THIS GLOBAL NONPREFUNDED WARRANT CERTIFICATE, ANY TRANSFEREE SHALL BE DEEMED TO HAVE AGREED TO BE BOUND BY THE WARRANT AGREEMENT AS IF THE TRANSFEREE HAD EXECUTED AND DELIVERED THE WARRANT AGREEMENT.

EXERCISABLE ON OR AFTER THE TERMINATION DATE

AND UNTIL 5:00 P.M. (NEW YORK TIME) ON THE TERMINATION DATE

CUSIP: [*]	Warrants to Purchase [*] Shares

No.        ______________________

GLOBAL NONPREFUNDED WARRANT CERTIFICATE

WARRANTS TO PURCHASE COMMON STOCK OF

TENON MEDICAL, INC.

This Global Nonprefunded Warrant Certificate certifies that [ _____], or registered assigns, is the registered holder of Nonprefunded Warrants (the “Warrants”) to acquire from Tenon Medical, Inc., a Delaware corporation (the “Company”), the aggregate number of fully paid and non-assessable shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), specified above for consideration equal to the Exercise Price (as defined in the Warrant Agreement (as defined below)) per share of Common Stock. The Exercise Price and number of shares of Common Stock and/or type of securities or property issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement. The Warrants evidenced by this Global Nonprefunded Warrant Certificate shall not be exercisable after and shall terminate and become void as of 5:00 P.M., New York time, the Termination Date as defined in the Warrant Agreement.

The Warrants evidenced by this Global Nonprefunded Warrant Certificate are part of a duly authorized issue of warrants expiring on the Termination Date entitling the Holder hereof to receive shares of Common Stock, and is issued or to be issued pursuant to a Warrant Agent Agreement dated as of [*], 2023 (the “Warrant Agreement”), including, but not limited to, the terms set forth in the Nonprefunded Warrant Certificate in the form attached thereto as Exhibit 1-A, duly executed and delivered by the Company and Vstock Transfer, LLC, as warrant agent (the “Warrant Agent,” which term includes any successor warrant agent under the Warrant Agreement), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties, and immunities thereunder of the Warrant Agent, the Company and the Holders (“Holders” meaning, from time to time, the registered holders of the warrants issued thereunder). To the extent any provisions of this Global Nonprefunded Warrant Certificate conflicts with any provision of the Warrant Agreement, the provisions of the Warrant Agreement shall apply. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company at Tenon Medical, Inc., Attn: [_______________]. Capitalized terms not defined herein have the meanings ascribed thereto in the Warrant Agreement.

The Warrants evidenced by this Global Nonprefunded Warrant Certificate do not entitle any Holder to any of the rights of a stockholder of the Company.

This Global Nonprefunded Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

EXHIBIT 2-B

FORM OF GLOBAL PREFUNDED WARRANT

GLOBAL PREFUNDED WARRANT

UNLESS THIS GLOBAL PREFUNDED WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGENT AGREEMENT.

ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS GLOBAL PREFUNDED WARRANT CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT AGENCY AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF [*], 2023, BY AND BETWEEN TENON MEDICAL, INC. AND VSTOCK TRANSFER, LLC, SOLELY IN ITS CAPACITY AS WARRANT AGENT. BY ACCEPTING DELIVERY OF THE SECURITIES REPRESENTED BY THIS GLOBAL WARRANT CERTIFICATE, ANY TRANSFEREE SHALL BE DEEMED TO HAVE AGREED TO BE BOUND BY THE WARRANT AGREEMENT AS IF THE TRANSFEREE HAD EXECUTED AND DELIVERED THE WARRANT AGREEMENT.

EXERCISABLE ON OR AFTER THE TERMINATION DATE

AND UNTIL 5:00 P.M. (NEW YORK TIME) ON THE TERMINATION DATE

CUSIP: [*]	Warrants to Purchase [*] Shares

No.          ______________________

GLOBAL PREFUNDED WARRANT CERTIFICATE

WARRANTS TO PURCHASE COMMON STOCK OF

TENON MEDICAL, INC.

This Global Prefunded Warrant Certificate certifies that [ ________], or registered assigns, is the registered holder of Prefunded Warrants (the “Warrants”) to acquire from Tenon Medical, Inc., a Delaware corporation (the “Company”), the aggregate number of fully paid and non-assessable shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), specified above for consideration equal to the Exercise Price (as defined in the Warrant Agreement (as defined below)) per share of Common Stock. The Exercise Price and number of shares of Common Stock and/or type of securities or property issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement. The Warrants evidenced by this Global Prefunded Warrant Certificate shall not be exercisable after and shall terminate and become void as of 5:00 P.M., New York time, the Termination Date as defined in the Warrant Agreement.

The Warrants evidenced by this Global Prefunded Warrant Certificate are part of a duly authorized issue of warrants expiring on the Termination Date entitling the Holder hereof to receive shares of Common Stock, and is issued or to be issued pursuant to a Warrant Agent Agreement dated as of [*], 2023 (the “Warrant Agreement”), including, but not limited to, the terms set forth in the Prefunded Warrant Certificate in the form attached thereto as Exhibit 1-B, duly executed and delivered by the Company and Vstock Transfer, LLC, as warrant agent (the “Warrant Agent,” which term includes any successor warrant agent under the Warrant Agreement), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties, and immunities thereunder of the Warrant Agent, the Company and the Holders (“Holders” meaning, from time to time, the registered holders of the warrants issued thereunder). To the extent any provisions of this Global Prefunded Warrant Certificate conflicts with any provision of the Warrant Agreement, the provisions of the Warrant Agreement shall apply. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company at Tenon Medical, Inc., Attn: [_______________]. Capitalized terms not defined herein have the meanings ascribed thereto in the Warrant Agreement.

The Warrants evidenced by this Global Prefunded Warrant Certificate do not entitle any Holder to any of the rights of a stockholder of the Company.

This Global Prefunded Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.